NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 10th day of April 2018.

/s/ Margo L. Cook
Margo L. Cook

NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 10th day of April 2018.

/s/ Jack B. Evans
Jack B. Evans

NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 10th day of April 2018.

/s/ William C. Hunter
William C. Hunter

NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 10th day of April 2018.

/s/ Albin F. Moschner
Albin F. Moschner

NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 10th day of April 2018.

/s/ John K. Nelson
John K. Nelson

NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 10th day of April 2018.

/s/ William J. Schneider
William J. Schneider

NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 10th day of April 2018.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 10th day of April 2018.

/s/ Carole E. Stone
Carole E. Stone

NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 10th day of April 2018.

/s/ Terence J. Toth
Terence J. Toth

NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 10th day of April 2018.

/s/ Margaret L. Wolff
Margaret L. Wolff

NUSHARES ETF TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 10th day of April 2018.

/s/ Robert L. Young
Robert L. Young